Segment Reporting (Details)	12 Months Ended
	Mar. 31, 2025 USD ($)	Mar. 31, 2024 USD ($) Segment	Mar. 31, 2023 USD ($)
Segment Reporting [Abstract]
Management approach to determine reportable segments description	The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”), Mr. Ngo Chiu Lam (a director of the Company), for making decisions, allocating resources and assessing performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Mr. Ngo Chiu Lam
General and administrative expense	$ 687,695	$ 506,890
Other Expenses	652,702	541,328	$ 255,911
Interest expense	891,379	733,220	354,125
Other income	$ 238,677	$ 191,892	$ 610,036
Number of operating segment (in Segment) | Segment		1
Number of reportable segment (in Segment) | Segment		1
Percentage of total revenue and assets		100.00%